UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


SCHEDULE 14C


INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[  ] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2))
[X] Definitive Information Statement


OPT-SCIENCES CORPORATION
(Name of Registrant As Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
1. Title of each class of securities to which transaction applies:
      _________________________________________________________
2. Aggregate number of securities to which transaction applies:
      _________________________________________________________
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated
and state how it was determined):   ___________________________________
4. Proposed maximum aggregate value of transaction:
    __________________________________________________________
5. Total fee paid:_______________________________________________
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1. Amount Previously Paid:
_____________________________________________________________
2. Form, Schedule or Registration Statement No.:
_____________________________________________________________
3. Filing Party:
_____________________________________________________________
4. Date Filed:
_________________________________________________________________


OPT-SCIENCES CORPORATION

1912 Bannard Street
Post Office Box 221
Riverton, New Jersey 08077-0221
(856) 829-2800
optsciences.com

Notice of Annual Meeting of Stockholders

To Be Held on March 25, 2010

To the Stockholders of OPT-SCIENCES CORPORATION

The Annual Meeting of Stockholders of OPT-SCIENCES CORPORATION
(the "Company"), will be held at 2:30 p.m. (EDST) on Thursday, March 25, 2010 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560 E. Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087 to consider and act upon the following matters:

(1) To elect three (3) directors to serve until the next annual meeting of Stockholders or until their successors have been elected and qualified;

(2) To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only Stockholders of record on the books of the Company at the close of business on February 5, 2010 will be entitled to notice of and vote at the Meeting and any adjournment or postponement thereof.

The Annual Report of the Company for the year ended October 31, 2009 is enclosed herewith.

By Order of the Board of Directors

/s/ Anderson L. McCabe
Anderson L. McCabe
President
February 12, 2010









IMPORTANT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY



Management Information Statement
For Annual Meeting of Stockholders
To be held March 25, 2010

Management has furnished this statement to Stockholders regarding matters to be voted at the Annual Meeting of Stockholders of Opt-Sciences Corporation. The Annual Meeting will be held at
2:30 p.m. EDST on Thursday, March 25, 2010 at the offices of Kania, Lindner, Lasak and Feeney, in the Sinkler Building, Suite 108, 560
E. Lancaster Avenue (at the intersection with Radnor Chester Road), St. Davids, PA 19087.

QUESTIONS AND ANSWERS REGARDING THE INFORMATION
STATEMENT, ANNUAL REPORT AND ANNUAL MEETING

Why am I receiving these materials?

The Board of Directors of Opt-Sciences Corporation (sometimes referred to as "Opt-Sciences" or the "Company") is providing this information to you as a Stockholder of record in connection with the Opt-Sciences Annual Meeting of Stockholders. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders and this Information Statement.

Internet Availability of the Information Statement and related Materials

We are furnishing the Information Statement and related materials to our Stockholders via the Internet, rather than mailing printed copies of those materials to each Stockholder. If you received a Notice of Internet Availability by mail, you will not also receive a printed copy of the Information Statement and related materials unless you request them. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the Information Statement and related materials. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our Information Statement and related materials, please follow the instructions included in the Notice of Internet Availability.

We anticipate that the Notice of Internet Availability will be mailed to stockholders on or about February 12, 2010.

Am I entitled to vote at the Annual Meeting?

You may vote if our records showed that you owned shares of Opt-Sciences Corporation as of February 5, 2010 (the "Record Date"). Each share of Common Stock is entitled to one vote, and a majority of the Common Stock is required to approve each proposal at the Meeting.

Stockholders of Record: Shares Registered in Your Name

If on February 5, 2010 your shares were registered directly in your name with the Company's transfer agent, Stocktrans, then you are a Stockholder of record. As a Stockholder of record, although not requested to vote, you are invited to attend the Meeting.




Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February 5, 2010 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name" and this Information Statement is being forwarded to you by that organization. The organization holding your account is considered the Stockholder of record for purposes of voting at the Meeting. As a beneficial owner you are invited to attend the Meeting.

Is this a Proxy Statement?	No.  This is not a proxy statement.
We are not asking you for a proxy and you are requested not to send us a proxy.

Why am I not being asked to vote?

The Arthur J. Kania Trust owns a majority or greater than 51% of the issued and outstanding shares of Common Stock of the Company and has advised us that it intends to provide Anderson L. McCabe and Arthur J. Kania with a proxy to vote for the reelection of the Management slate of directors and such other matters that might come before the Meeting. Such proxy is sufficient to take such actions, and so additional proxies are not needed or required for the Meeting.

What do I need to do now?

Nothing. These materials are provided to inform you and do not require or request you to do anything.

WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE REQUESTING YOU NOT TO
SEND US A PROXY

VOTING SECURITIES AND RECORD DATE

The Common Stock ($.25 par value) is the only outstanding class of voting securities. Stockholders of record at the close of business of February 5, 2010 are entitled to notice of the Meeting and to vote at the Meeting and any adjournment or postponement thereof. At the close of business on February 5, 2010, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the Meeting. Each share of Common Stock entitles the holder at the record date to one vote at the Meeting.

PRINCIPAL STOCKHOLDER AND QUORUM

A quorum of Stockholders is necessary to hold a valid meeting. A quorum will be present if Stockholders holding at least a majority of the outstanding shares are present at the Meeting in person or represented by proxy. On the record date, there were 775,585 shares outstanding and entitled to vote. Thus, 387,793 shares must be present in person or represented by proxy at the Meeting to have a quorum. A Trust for the benefit of the children of Arthur J. Kania owns 510,853 shares (66% of the outstanding shares). Since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect directors and approve such other matters to be considered by the Stockholders. Dissenters' rights are not applicable to the matters being proposed. No party other than the Trust is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

	Name and Address of		Amount and Nature of		Percent of Class
	Beneficial Owner		      Beneficial Owner


	Rose Sayen, Trustee			510,853				66%
	Arthur John Kania Trust
	Suite 108, 560 E. Lancaster Avenue
	St. Davids, PA 19087

Security Ownership of Directors and Officers:

	Name and Address of		Amount and Nature of		Percent of Class
	     Beneficial Owner		      Beneficial Owner

	Anderson L. McCabe			1,064(1)				*
	P.O. Box 221
	1912 Bannard Street
	Riverton, N.J.  08077

	Arthur J. Kania			23,723(1)				3%
	Suite 108
       560 E. Lancaster Avenue
	St. Davids, PA 19087

	Arthur J. Kania, Jr.			    0(1)					*
	Suite 108
	560 E. Lancaster Avenue
	St. Davids, PA 19087

	Directors and Officers			24,781(1)				3%
	As a Group

	*Less than 1% of the outstanding Common Stock

1. Excludes 510,853 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children and a total of 10,000 shares (1.3% of the outstanding shares) owned by separate trusts for the benefit of each of Arthur J. Kania's grandchildren. Mr. Kania has no voting power with respect to such securities and disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the first aforementioned trust and father of beneficiaries of the second aforementioned trusts, but has no power to vote such shares in said trusts and is not a beneficial owner under the applicable rules.





MATTERS TO BE ACTED UPON

Proposal 1: Election of Directors

Three (3) directors are to be elected at the Annual Meeting and those persons elected will hold office until the next annual meeting of Stockholders or until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three. The Arthur J. Kania Trust has advised that it intends to give a proxy to Arthur J. Kania and Anderson L. McCabe to vote in favor of the Management slate of directors and in their discretion to vote in favor of such other matters that may properly come before the Meeting. If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, Mr. Kania and Mr. McCabe are expected to vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further Stockholder action. The vacancy may be filled for the remainder of the term, which is until the next annual meeting of stockholders. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

The following persons have been nominated for election to the Board of Directors to succeed themselves in office:

Nominees(Age)		Positions with Company, Principal		  Year First Became
				Occupation and Business Experience 	Director of Company
				During Past Five Years (1)

Anderson L. McCabe (54)	Director of the Company; President, Chief		1987
				Executive Officer and Chief Financial Officer
				of the Company

Arthur J. Kania (78)		Director of the Company; Secretary			1977
				of Company; Principal of Trikan
				Associates (real estate ownership and management-
				investment firm); Partner of Kania,
				Lindner, Lasak and Feeney (law firm)

Arthur J. Kania, Jr. (54)	Director of the Company; Principal of Trikan	1987
				Associates (real estate ownership and
				management-investment firm); Vice-
				President of Newtown Street Road
				Associates (real estate ownership and management)

1.	This column lists directorships held in any company with a
class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.
This column does not include directorships held with any of the Company's subsidiaries.

Directors will serve in such capacity until the next annual meeting of Stockholders or until their successors have been duly elected and qualified. Executive officers are elected by the Board of Directors.

Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. Each of the nominees listed above is currently a member of the Board of Directors.

INFORMATION REGARDING OFFICERS

Anderson L. McCabe, 54 years old, is President, Chief Executive
Officer and Chief Financial Officer of the Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical
Engineering.  From 1977 to 1985, he was employed by United
Engineers and Constructors, Inc., a subsidiary of Raytheon
Corporation as Process Engineer with managerial responsibilities.
In 1986 he became President of the Company.

Arthur J. Kania, 78 years old, is the Secretary of the Company and its manufacturing subsidiary. He is not active in the day-to-day operations of either the Company or its manufacturing subsidiary. Mr. Kania's principal occupations during the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); as the senior partner of the law firm of Kania, Lindner, Lasak and Feeney.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers (as defined in the SEC regulations) and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than ten percent stock-holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of copies of such reports of ownership furnished to us, or representations that no forms were necessary, Management believes that, during the past fiscal year, the officers, directors, and greater than ten percent beneficial owners complied with all applicable filing requirements during Fiscal Year 2009.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Audit Committee and Audit Committee Financial Expert

Our Board of Directors functions as an audit committee and performs some of the same functions as an audit committee including: (1) selection and oversight of our independent accountant; (2) establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters; and (3) engaging outside advisors. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. Our Board of Directors does not have an independent director. Our Board of Directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the Board of Directors believes that each of its members has the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee member should have for a business such as the Company.

Board Meetings; Nominating and Compensation Committees

Given the size of the Company and its Board of Directors, much of its decision making is made through telephone calls and intermittent informal meetings; when formalization is necessary, the Board conducts formal meetings or acts by written consent. In Fiscal 2009, there were two Board Meetings attended by all directors. Our directors and officers do not receive remuneration from us unless approved by the Board of Directors. No such payment shall preclude any director from serving us in any other capacity and receiving compensation therefore. A total of $5,000 has been paid to each director for services as director during the last fiscal year.

We are not a "listed company" under SEC rules and are therefore not required to have a compensation committee or a nominating committee. We do not currently have a compensation committee. Our Board of Directors is currently comprised of only three members, one of whom acts as Chief Executive Officer and Chief Financial Officer.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sole compensated executive officer of the Company.

Summary Compensation Table
   (a)                  (b)   (c)      (d)         (e)         (f)
                                               All other
Name and Principal    Fiscal Salary   Bonus   compensation    Total
Position               Year   ($)      ($)         ($)         ($)

Anderson L. McCabe     2009 130,000     15,000    9,249*    154,249*
President, CEO, CFO,   2008 125,000     25,000   12,624**   162,624**
Treasurer and Director

*Includes director's fee of $5,000 and Company matching contribution to 401K Plan of $4,249.
**Includes directors fee of $7,500 and Company matching contribution to 401K Plan of $5,124.


DIRECTOR COMPENSATION FOR FISCAL YEAR 2009

The following table sets forth the compensation of our non-employee directors. Our employee director, Anderson L. McCabe, receives the same compensation as the other directors for his services as director. His director fees are included in his total compensation in the Summary Compensation Table above.
Cash Compensation

Name                        Annual          Total
                           Retainer     Compensation
Arthur J. Kania*            $5,000         $5,000
Arthur J. Kania, Jr         $5,000         $5,000
*See Certain Transactions and Relationships below.

OPTIONS / SAR GRANTS / OTHER LONG TERM COMPENSATION

The Company did not grant stock awards, stock options or stock appreciation rights during Fiscal Year 2009, nor does it have any of such rights outstanding from prior years. The Company does not provide non equity incentive plan compensation or non qualifying deferred compensation.

CERTAIN TRANSACTIONS AND FAMILY RELATIONSHIPS AMONG OFFICERS AND
DIRECTORS

Arthur J. Kania is the father of Arthur J. Kania, Jr. and the father-in-law of Anderson L. McCabe. Those individuals constitute the Board of Directors.

Anderson L. McCabe is the sole executive officer. Rose Sayen, an employee of Arthur J. Kania, is the Trustee of the Arthur
J. Kania Trust, which is the principal Stockholder of the Company.

During Fiscal year 2009, we incurred legal fees of $47,500 to the firm of Kania, Lindner, Lasak and Feeney, of which Arthur J. Kania is the senior partner. Mr. Kania does not share or participate in fees generated from the Company.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

Goff, Backa, Alfera & Company, LLC has acted as independent certified public accountants for the Company since 2004.
No change is presently contemplated. The Company has been advised that neither that accounting firm nor any member thereof has any direct financial interest or any material indirect interest in the Company. We do not expect a representative of Goff, Backa, Alfera & Company, LLC to be present at the Meeting or to be available for questioning at the Meeting.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Type                     2008          2009
Audit Fees:            $32,202       $34,470
Audit Related Fees:        -0-           -0-
Tax Fees                   -0-           -0-
Other Fees                 -0-           -0-
   Total Fees          $32,202       $34,470

 (1)	AUDIT FEES

The aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-KSB, 10K, 10-QSB or 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years was $34,470 for the Fiscal Year ended October 31, 2009 and $32,202 for the
Fiscal Year ended November 1, 2008.

(2)	AUDIT-RELATED FEES

There were no fees billed in either of the last two fiscal years for audit related matters rendered by the principal accountant.

(3)	OTHER FEES

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

ANNUAL REPORT ON FORM 10-K

The 2009 Annual Report of the Company on Form 10K, which includes consolidated financial statements for the fiscal year ended October 31, 2009, accompanies this Information
Statement.

Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-K for fiscal year 2009 as filed with Securities and Exchange
Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation,
1912 Bannard Street, Post Office Box 221, Riverton,
New Jersey, 08077-0221.

The Company is an electronic filer with the S.E.C.  The
Company provides a link to all its current SEC Filings at its Internet web site: http://www.optsciences.com. The
SEC also maintains an internet site that contains periodic reports, information statements, and other information filed electronically by the Company. The address of that web site is http://www.sec.gov.

STOCKHOLDER PROPOSALS

Any qualified Stockholder desiring to have his proposal included on the Company's Information Statement for the annual meeting of Stockholders to be held in the Year
2011 must submit such proposal in writing to the Company no later than December 23, 2010.

Proposal 2: OTHER MATTERS

Other Business

Management does not know of any other business which is likely to be brought before the Meeting. However, in the event that other matters properly come before the Meeting, they will be acted upon accordingly.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

	Only one Information Statement may be delivered to multiple Stockholders sharing an address unless the Company has received contrary instructions from one or more Stockholders. The Company will undertake to deliver promptly upon written or oral request, a separate copy of this Information Statement to a Stockholder at a shared address to which the Company has delivered a single copy of the Information Statement.
If a Stockholder wishes to notify the Company that he or she wishes to receive a separate copy of this Information
Statement, the Stockholder may contact the President of the Company at (856)-829-2800 or at 1912 Bannard Street,
Post Office Box 221, Riverton, NJ 08077-0221.


Important Notice Regarding the Availability of the
Notice of Stockholders Meeting to be Held on March 25,
2010, Management Information Statement and Annual Report to Stockholders on Form 10K:

The Notice of the 2010 Stockholders Meeting, the
Management Information Statement and the 2009 Annual
Report to Stockholders on Form 10K are available at the Company's website: http://www.optsciences.com/id10.html.


By Order of the Board of Directors

/s/ Anderson L. McCabe
Anderson L. McCabe
President
Riverton, New Jersey
February 12, 2010


Opt-Sciences Corporation


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